                                                                    Exhibit 10.3
                            BILL OF SALE, QUIT CLAIM AND
                               ASSIGNMENT OF INTEREST

       FOR AND IN CONSIDERATION of (i) the delivery by SABAL CORP., a Nevada corporation with an address at 5830 McArdle No. 14 Crossroads, Suite 203, Corpus Christi, Texas 78412 (herein called "Assignee") of that certain Assignment of Production Payment of even date herewith (herein so called);
(ii) the execution and delivery of that certain mutual release by and between Assignor and Fleur-David Corporation of even date herewith and (iii) for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, EXCAL ENERGY CORPORATION, a Michigan corporation, and MTR Gaming Group, Inc., a Delaware corporation, each with an address at State Route 2, South, Chester, West Virginia 26034; (herein collectively called "Assignor"), do hereby SELL, QUIT CLAIM, ASSIGN, TRANSFER, AND DELIVER unto Assignee, its successors and assigns forever, all of Assignor's right, title, and interest, without warranty or representation of any kind or nature whatsoever, in and to the oil and gas leases described on Exhibit 1 hereto, the interests being so sold and assigned being collectively referred to as the "Leases" and do hereby release and forfeit any and all of Assignor's rights and interests in and to the Area of Mutual Interest described on
Exhibit II hereto (the "AMI"). Exhibits I and II are incorporated herein, by this reference.

       Assignee, for itself and its successors and assigns, hereby accepts and assumes the Leases and further warrants to fulfill all of the representations, warranties, covenants, agreements and obligations of the Assignor as to the Leases.

       This sale and assignment is made pursuant to that certain Term Loan Agreement of even date herewith between Assignor, as Lender, and Assignee, as Borrower, and is subject to all of the terms and conditions of said Term Loan Agreement.

       EXECUTED as of the 30th day of October, 1998.

                                          EXCAL ENERGY CORPORATION

                                          By: /s/ Robert L. Ruben
                                             ----------------------------------
                                              Robert L. Ruben, Attorney-in-Fact



                                          MTR GAMING GROUP, INC.

                                          By: /s/ Robert L. Ruben
                                             ----------------------------------
                                              Robert L. Ruben, Attorney-in-Fact

                                          SABAL CORP.


                                          By: /s/ Roger Landress
                                             ----------------------------------
                                              Roger Landress, President





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                               ACKNOWLEDGEMENTS

STATE OF              )
COUNTY OF             )

       This instrument was acknowledged before me on the 27th day of October, 1998, by Robert L. Ruben, Attorney-in-Fact of EXCAL ENERGY CORPORATION.


                               /s/ Elva R. Barriteau
                               ---------------------------------------------
                               Notary Public, District of Columbia




STATE OF              )
COUNTY OF             )

       This instrument was acknowledged before me on the 27th day of October, 1998, by Robert L. Ruben, Attorney-in-Fact of MTR GAMING GROUP, INC.


                                /s/ Elva R. Barriteau
                                --------------------------------------------
                                Notary Public, District of Columbia


STATE OF              )
COUNTY OF             )

       This instrument was acknowledged before me on the 30th day of October, 1998, by Roger Landress, President of SABAL CORP.

                                /s/ Jeanette E. Fuller
                                --------------------------------------------
                                Notary Public, State of Texas



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

                      EXHIBIT 1 TO BILL OF SALE, QUIT CLAIM AND
                                ASSIGNMENT OF INTEREST

                                        LEASES


       GRANTOR:             Robert F. Ulrich, et ux
       GRANTEE:             Fleur-David Corporation
       DATE:                October 5, 1993
       DESCRIPTION:         FOREST TNP, GENESEE COUNTY, SECTION 13, T9N-RSE The
                            NW/4 of NW/4, EXCEPT commencing at the NE comer of the NW/4 of NWI/2 thence running West along Farrand
                            Rd. 18 rods, thence S 18 rods, thence N 18 rods, thence N 18 rods to the POB, LSO EXCEPTING comm 18 rods W of the NE comer of the NW1/2 of NWI/4, thence
                            W260' ch.  S 297 thence E 260' thence N 297' to POB,
                            ALSO EXCEPTING comm..at the NW comer of. the NWI/4 of NW, thence E 627' thence S 313.5, thence l56.75', thence N313.5', thence WI56.75' to the POB.


       GRANTOR:             James Richardson, et ux
       GRANTEE:             FLEUR-DAVID CORPORATION
       DATE:                August 5, 1992
       DESCRIPTION:         in Lapeer County, Michigan, to-wit: Section 17,
                            T9N-R9E, Marathon Township NW 1/4 of NE 1/4 E 1/2 of
                            NW 1/4 N 1/2 of NE I/4 of SW1/4

       GRANTOR:             LEO SAMMONS, et ux
       GRANTEE:             FLEUR-DAVID CORPORATION
       DATE:                August 6, 1992
       DESCRIPTION:         in Genesee County, Michigan, to-wit: all that part
                            of N 1/2 of SW 1/4 lying wly of P.M.R.R. 36 acres more or less. W.1/2 of S.E 1/4, Except 295.16 ft. of S.295.16ft. 78 acres, more or less. And E. 1/2 of S.E. 1/4 Sec. 1. 80 acres more or less. 158 acres, more or less in Forest, Township, Range R8E.

                               AREA OF MUTUAL INTEREST

       All of the lands lying within Sections 7 through 22, both inclusive, in Township 9 North, Range 9 East, Lapeer County, Michigan and in Sections 1, 2, 11, 12, 13 and 14, in Township 9 North, Range 8 East, Genesee County, Michigan are hereby declared to be an Area of Mutual Interest ("AMI") with respect to any oil, gas and mineral leases, or mineral or royalty interest including any contractual right to acquire any such interests, including without limitation any options, farmout or farm-in agreements, or any other agreements under the terms of which Sabal Corp. any of its affiliates may acquire any such interest, except by devise, inheritance or gift from a family member.





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